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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): OCTOBER 6, 2005
                                                   (SEPTEMBER 30, 2005)

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                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       000-30045               38-3518829
(State or other jurisdiction     (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)



         2711 E. JEFFERSON AVE.
         DETROIT, MICHIGAN 48207                         (313)-567-4348
          (Address of principal                  (Registrant's telephone number,
           executive offices)                         including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 23, 2005, the Employment Agreement between Catuity and its President and CEO, Alfred H. (John) Racine III expired. On October 4, 2005, Catuity consummated an Amendment to the Employment Agreement (dated September 23, 2004) extending Mr. Racine's Employment Agreement until September 30, 2007. Pursuant to the terms and conditions of the Amendment, the Company agrees to provide (1) A cash bonus of $30,000, (2) A life insurance policy in the amount of $1,000,000 (3) Subject to shareholder approval, 50,000 options (in accordance with the Employee Stock Option Plan previously approved by shareholders) with a grant price equal to the average of the last 30 days NASDAQ trading price of Catuity common stock that will vest 25% upon execution of the agreement, 25% upon the first anniversary of the agreement and the remaining 50% upon the second anniversary of the agreement and, (4) Subject to shareholder approval, 100,000 shares of restricted stock (in accordance with the Employee Restricted Stock Plan previously approved by shareholders) of which 33,334 shares vest when the 30 day average closing price on the NASDAQ exceeds $15.00, 33,333 shares vest when the 30 day average closing price on the NASDAQ exceeds $20.625 and 33,333 shares vest when the 30 day average closing price on the NASDAQ exceeds $26.25.

On September 30, 2005 Catuity consummated an amendment to the Employment Agreement (dated April 18, 2000) with its CFO, John H. Lowry, extending Mr. Lowry's Employment Agreement until July 1, 2007. As part of the Amendment, the Company will provide Mr. Lowry with (1) A cash bonus of $25,000, (2) 10,000 options (in accordance with the Employee Stock Option Plan previously approved by shareholders) at a grant price equal to the lower of the closing price on NASDAQ on the day of signing or the 30 day average closing price as of the date of signing, that will vest 50% upon the first anniversary of the agreement and 50% at the second anniversary of the agreement, and (3) 20,000 shares of restricted stock (in accordance with the Employee Restricted Stock Plan previously approved by shareholders) of which 6,667 shares vest when the 30 day average closing price on is NASDAQ exceeds $15.00, 6,667 shares vest when the 30 day average closing price on NASDAQ exceeds $20.625 and 6,666 restricted shares vest when the 30 day average closing price on NASDAQ exceeds $26.25.




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CATUITY INC.
                                       (Registrant)



                                 By  /s/ John H. Lowry
                                     ---------------------------------------
                                         John H. Lowry
                                         Senior Vice President,
                                         Chief Financial Officer & Secretary


Date:  October 6, 2005